Exhibit 99.3

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	)	Chapter 11
)
Skinny Nutritional Corp.,	)	Case No. 13-13972 (JKF)
)
Debtor.	)	Related to Docket No. 168
)

ORDER (A) APPROVING BID PROCEDURES
RELATING TO SALE OF DEBTOR'S ASSETS; (B) SCHEDULING
HEARING TO CONSIDER SALE AND APPROVING FORM AND
MATTER OF NOTICES; (C) APPROVING EXPENSE REIMBURSEMENT
PROVISION AND BREAK-UP FEE; AND (D) GRANTING RELATED RELIEF

AND NOW, upon consideration of the expedited motion (the "Motion") of Skinny Nutritional Corp. (the "Debtor"), requesting entry of an order (A) approving certain bid procedures with respect to the proposed Sale1 of substantially all of the assets of the Debtor (the "Acquired Assets"), as more fully set forth in that certain asset purchase agreement by and between the Debtor and Skinny Nutritional LLC (the "Asset Purchase Agreement"), (B) scheduling a hearing (the "Sale Hearing") and approving the form and manner of notice of the Auction, the Bid Procedures (as defined below) and certain Assumption and Assignment Procedures, (C) approving the Expense Reimbursement and Break-Up Fee, to the extent applicable and (D) granting related relief; and the Court having determined that, to the extent set forth herein, the relief requested in the Motion is in the best interests of the Debtor, its estate, creditors and other parties-in-interest; and due and appropriate notice of the Motion and the relief requested therein having been provided by the Debtor, pursuant to Bankruptcy Rules 4001(b) and 4001(c)(1), to (i) the Office of the United States Attorney for the Eastern District of Pennsylvania; (ii) counsel to Skinny Nutritional LLC; (iii) the Debtor's top twenty (20) unsecured creditors; (iv) counsel to Trim Capital LLC; (v) counsel to United Capital Funding Corp.; (vi) all entities known to have asserted any lien, claim, interest or encumbrance in or upon and of the Acquired Assets; (vii) all taxing authorities or recording offices which have a reasonably known interest in the Debtor, including the Internal Revenue Service; (viii) the Environmental Protection Agency; (ix) the state/local environmental agencies in the jurisdictions where the Debtor owns or leases real property; (xi) all counter-parties to contracts with the Debtor; (xii) all entities known to have expressed a bona fide interest in acquiring all or portions of the Acquired Assets; (xiii) the Office of the United States Trustee for the Eastern District of Pennsylvania; (xiv) the 2002 List; (xv) the Securities and Exchange Commission; and (xvi) all of the Debtor's equity holders (collectively, the "Notice Parties"); and the remainder of the record herein; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby:

1      Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion.

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FOUND, CONCLUDED AND DECLARED THAT:2

1.          This Court has jurisdiction over this matter and over the property of the Debtor and its bankruptcy estate pursuant to 28 U.S.C. §§ 157(a) and 1334. This is a core proceeding pursuant to 28 U.S.C. §§ 157(b)(2)(A), (M) and (0). Venue in this judicial district is proper under 28 U.S.C. §§ 1408 and 1409.

2.          The statutory and rule-based predicates for the relief sought in the Motion are sections 105, 363 and 365 of the Bankruptcy Code, Bankruptcy Rules 2002, 6003, 6004, 6006, 9007 and 9014, and Local Rules 6004-1 and 9014-3.

3.          Notice of the Motion and proposed entry of this Order has been provided to the Notice Parties. In addition, requisite notice of the Motion and the relief requested thereby and this Order has been provided in accordance with Bankruptcy Rules 4001(c), 4001(d) and 9014, which notice is sufficient for all purposes under the Bankruptcy Code, including, without limitation, Bankruptcy Code section 102(1), and no further notice of, or hearing on, the Motion or this Order is necessary or required.

2      Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Banta. P. 7052.

2

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4.          The Debtor's proposed notice of the (i) proposed Sale, (ii) bid procedures attached hereto as Exhibit "1" (the "Bid Procedures"), (iii) Assumption and Assignment Procedures attached hereto as Exhibit "2" and (iv) Cure Notice and Supplemental Contract Notice, in substantially the forms attached hereto as Exhibits "4" and "5" respectively, are appropriate and reasonably calculated to provide all interested parties with timely and proper notice of the proposed Sale of the Acquired Assets, the Auction, the Asset Purchase Agreement, the Bid Procedures and the proposed Cure Amounts to be employed in connection therewith.

5.          The Debtor has articulated good and sufficient reasons for, and the best interests of its estate will be served by, this Court granting the relief requested in the Motion, including approval of: (1) the Bid Procedures attached hereto as Exhibit "1," (2) the Break-up Fee and Expense Reimbursement, to the extent applicable, as provided for in the Motion and the Bid Procedures, (3) the Assumption and Assignment Procedures attached hereto as Exhibit "2," (4) the Auction and Sale Notice attached hereto as Exhibit "3" (the "Auction and Sale Notice") and (5) the Cure Notice and Supplemental Contract Notice attached hereto as Exhibits "4" and "5."

6.          The Debtor has articulated good and sufficient reasons for, and the best interests of its estate will be served by, this Court scheduling a subsequent Sale Hearing to consider granting other relief requested in the Sale Motion, including approval of the Sale and the transfer of the Acquired Assets to the Successful Bidder free and clear of all liens, claims, interests and encumbrances (other than permitted encumbrances and expressly assumed liabilities) pursuant to section 363(f) of the Bankruptcy Code.

3

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7.          The Break-Up Fee and Expense Reimbursement, to the extent applicable, are essential inducements and conditions relating to Skinny Nutritional LLC's entry into, and continuing obligations under, the Asset Purchase Agreement. Unless Skinny Nutritional LLC is assured that the Break-Up Fee and Expense Reimbursement, if applicable, will be available, Skinny Nutritional LLC is unwilling to remain obligated to consummate the Sale or otherwise be bound under the Asset Purchase Agreement (including the obligations to maintain its committed offer while such offer is subject to higher or otherwise better offers as contemplated by the Bid Procedures). The bid protections induced Skinny Nutritional LLC to submit a bid that will serve as a minimum or floor bid at the Auction on which the Debtor, its creditors and other bidders can rely. Skinny Nutritional LLC has provided a material benefit to the Debtor and its creditors by increasing the likelihood that the best possible purchase price for the Debtor's assets will be received. Accordingly, the Break-Up Fee and Expense Reimbursement, if applicable, provide an actual benefit to the Debtor's estate, are necessary to preserve the Debtor's estate, represent the best method for maximizing value for the benefit of the Debtor's estate and are reasonable and appropriate under the circumstances.

8.          The form and scope of the Auction and Sale Notice is reasonably calculated to provide all interested parties with timely and proper notice of the Sale, the Sale Hearing, the Bid Procedures and the Auction.

9.          The notices to counterparties of Assumed Contracts provided in accordance with the Assumption and Assignment Procedures are reasonably calculated to provide all counterparties to the Assumed Contracts with proper notice of the potential assumption and assignment of their executory contract or unexpired lease and any Cure Amounts associated therewith.

4

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10.        The entry of this Order is in the best interests of the Debtor, its estate, creditors and other parties-in-interest; and it is therefore

ORDERED, ADJUDGED AND DECREED THAT:

1.          The relief requested in the Motion is granted to the extent set forth herein.

2.          This Order shall be valid, binding and enforceable on all parties-in-interest and fully effective immediately upon entry.

3.          The Bid Procedures attached hereto as Exhibit "1" are hereby approved and fully incorporated into this Order, and shall apply with respect to the proposed Sale of the Acquired Assets. The Debtor is authorized to take any and all actions necessary to implement the Bid Procedures.

4.          The Assumption and Assignment Procedures attached hereto as Exhibit "2" are hereby approved and fully incorporated into this Order.

5.          The Cure Notice and the Supplemental Contract Notice attached hereto as Exhibits "4" and "5" respectively are hereby approved and fully incorporated into this Order.

6.          All objections to the relief requested in the Motion that have not been withdrawn, waived or settled as announced to the Court at the hearing on the Motion or by stipulation filed with the Court, are overruled.

7.          The deadline for submitting a Qualified Bid is January 8, 2014 at 12:00 p.m. (prevailing Eastern Time) (the "Bid Deadline").

8.          Skinny Nutritional LLC's bid is a Qualified Bid for all purposes.

9.          As provided in the Bid Procedures, the Debtor shall conduct the Auction on January 10, 2014 at 10:00 a.m. (prevailing Eastern Time) at the offices of Obermayer Rebmann Maxwell & Hippel, LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, if more than one Qualified Bid is timely received.

5

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10.          The Auction and Sale Notice is approved in all respects. All parties-in-interest shall receive or be deemed to have received good and sufficient notice of all relief sought in the Motion, including but not limited to the Auction, the Bid Deadline, the Bid Procedures, the Sale Hearing, the Sale and the assumption and assignment of the Assumed Contracts if, (a) within two (2) business days of the date of entry of this Order, the Debtor serves the Auction and Sale Notice on (i) the Debtor's top twenty (20) unsecured creditors; (ii) the Office of the United States Attorney for the Eastern District of Pennsylvania; (iii) counsel to Skinny Nutritional LLC; (iv) counsel to Trim Capital LLC; (v) counsel to United Capital Funding Corp.; (vi) all entities known to have asserted any lien, claim, interest or encumbrance in or upon any of the Acquired Assets; (vii) all taxing authorities or recording offices which have a reasonably known interest in the Debtor, including, but not limited to the Pennsylvania Department of Revenue, the Nevada Department of Taxation and the Internal Revenue Service; (viii) the Environmental Protection Agency; (ix) the state/local environmental agencies in the jurisdictions where the Debtor owns or leases real property; (x) all counter-parties to contracts with the Debtor; (xi) all entities known to have expressed a bona fide interest in acquiring all or portions of the Acquired Assets; (xii) the Office of the United States Trustee for the Eastern District of Pennsylvania; (xiii) the Securities and Exchange Commission; (xiv) the 2002 List; (xv) parties on the Matrix filed by the Debtor; and (xvi) all of the Debtor's equity holders.

11.          In addition to the foregoing, as soon as practicable, but in any event no later than seven (7) business days after the entry of this Bid Procedures Order, the Debtor shall publish the Auction and Sale Notice (modified for publication, as necessary) in the national edition of the Wall Street Journal, USA Today or similar publication.

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12.          The Sale Hearing shall be conducted on January 13, 2014 at 10:00 a.m. (prevailing Eastern Time). The Debtor shall seek entry of an order at the Sale Hearing approving and authorizing the Sale to the Successful Bidder on terms and conditions substantially consistent with the Asset Purchase Agreement, as appropriate, and as such agreement may be amended or modified. Subject to the Bid Procedures, the Sale Hearing may be adjourned or rescheduled without notice other than by announcement of the adjourned date at the Sale Hearing.

13.          Objections, if any, to the relief requested in the Sale Motion must be filed by January 10, 2014 at 4:00 p.m. (prevailing Eastern Time) and must: (a) be in writing; (b) comply with the Bankruptcy Rules and the Local Bankruptcy Rules; (c) be filed with the clerk of the Bankruptcy Court for the Eastern District of Pennsylvania, Robert N.C. Nix Sr. Federal Courthouse, 900 Market Street, Suite 400, Philadelphia, PA 19107, on or before the deadline; and (d) be served so as to be received no later than 4:00 p.m. (prevailing Eastern Time) on the same day, upon (i) counsel to the Debtor, Obermayer Rebmann Maxwell & Hippel, LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire.; (ii) counsel to Skinny Nutritional LLC, Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, Attn: Richard T. Frazier, Esquire and Jeffrey C. Hampton, Esquire; and (iii) the Office of the United States Trustee of the Eastern District of Pennsylvania, 833 Chestnut Street, Suite 500, Philadelphia, PA 19107, Attn: George M. Conway.

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14.          The Break-Up Fee and Expense Reimbursement, to the extent applicable, are hereby approved and the Debtor is authorized to pay the Break-Up Fee and Expense Reimbursement to the Purchaser in the event of: (i) the Purchaser is not the Successful Bidder at the Auction; (ii) the Debtor withdraws this Motion subsequent to the entry of this Order; and (iii) as otherwise provided in the Asset Purchase Agreement. The obligation to pay the Break-Up Fee and Expense Reimbursement shall constitute an administrative expense of the Debtor's estate under section 503(b)(1) of the Bankruptcy Code to the extent that Skinny Nutritional LLC is not the Successful Bidder. Skinny Nutritional LLC shall not waive the right to payment of the Break-Up Fee and Expense Reimbursement by bidding or rebidding at the Auction. If payment of the Break-Up Fee and Expense Reimbursement is required, the Debtor is authorized to take all necessary steps and is hereby directed, without need for any application, motion or further order of this Court, to pay the Break-Up Fee and Expense Reimbursement to Skinny Nutritional LLC upon the terms set forth in the Motion and the Bid Procedures.

15.          The Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.

16.          Notwithstanding the possible applicability of Bankruptcy Rules 6004, 6006, 7062, 9014 or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable.

17.          All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

18.          To the extent that this Order is inconsistent with any prior order or pleading with respect to the Motion in this Chapter 11 Case, the terms of this Order shall govern.

19.          This Court shall retain jurisdiction to resolve any dispute relating to the interpretation of the terms and conditions of the Asset Purchase Agreement and this Order. To the extent any provisions of this Order shall be inconsistent with the Motion, the terms of this Order shall control.

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BY THE COURT

Dated: November 22, 2013	By:	/s/ Jean K. FitzSimon
The Honorable Jean K. FitzSimon
United States Bankruptcy Judge

9

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Exhibit 1

Bid Procedures

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	)	Chapter 11
)
Skinny Nutritional Corp.,	)	Case No. 13-13972 (JKF)
)
Debtor.	)
)

BID PROCEDURES

Skinny Nutritional Corp., debtor and debtor-in-possession (the “Debtor”), has filed a chapter 11 case pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the “Bankruptcy Court”) under Case No. 13-13972 (JKF).  By expedited motion dated November 15, 2013 (the “Motion”), the Debtor sought, among other things, approval of the process and procedures set forth below (the “Bid Procedures”) through which it will determine the highest and best offer for the Assets, as defined in the Asset Purchase Agreement (as defined below) (the “Acquired Assets”).  On November 22, 2013, the Bankruptcy Court entered its order approving (the “Bid Procedures Order”), among other things, the Bid Procedures.

On January 13, 2014, as further described in these Bid Procedures, the Motion and the Bid Procedures Order, the Bankruptcy Court shall conduct the Sale Hearing at which the Debtor shall seek entry of the Sale Order authorizing and approving the sale of the Acquired Assets (the “Proposed Sale”) to the Purchaser (defined below) or to one or more other Qualified Bidders (defined below) that the Debtor determines to have made the highest and best offer.

1.           Agreement

On November 15, 2013, the Debtor entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Skinny Nutritional LLC (the “Purchaser”), such Asset Purchase Agreement being deemed a Qualified Bid, pursuant to which the Purchaser proposes to acquire the Acquired Assets.  The transaction contemplated by the Asset Purchase Agreement is subject to competitive bidding as set forth herein and approval by the Bankruptcy Court pursuant to Bankruptcy Code section 363.

2.           Assets to be Sold/Purchase Price

The Debtor shall offer for sale the Acquired Assets.  The purchase price for the Acquired Assets is $1.5 million, adjusted upward or downward pursuant to the terms of the Asset Purchase  Agreement.

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3.           Mailing the Auction and Hearing Notice

No later than two (2) business days after the entry of the Bid Procedures Order, the Debtor will cause the Auction and Sale Notice, as defined in the Bid Procedures Order, to be sent by first-class mail, postage prepaid to (i) the Debtor’s top twenty (20) unsecured creditors; (ii) the Office of the United States Attorney for the Eastern District of Pennsylvania; (iii) counsel to the Purchaser; (iv) counsel to Trim Capital LLC; (v) counsel to United Capital Funding Corp.; (vi) all entities known to have asserted any lien, claim, interest or encumbrance in or upon any of the Acquired Assets; (vii) all taxing authorities or recording offices which have a reasonably known interest in the Debtors, including, but not limited to, the Pennsylvania Department of Revenue, the Nevada Department of Taxation and the Internal Revenue Service; (viii) the Environmental Protection Agency; (ix) the state/local environmental agencies in the jurisdictions where the Debtor owns or leases real property; (x) all counter-parties to contracts with the Debtor; (xi) all entities known to have expressed a bona fide interest in acquiring all or portions of the Acquired Assets; (xii) the Office of the United States Trustee for the Eastern District of Pennsylvania; (xiii) the 2002 List; (xiv) the Securities and Exchange Commission; (xv) the parties on the Matrix filed by the Debtor; and (xvi) all of the Debtor’s equity holders (collectively, the “Notice Parties”).

4.           The Bidding Process

Set forth below is the general process to be employed by the Debtor with respect to the proposed Sale of its assets:

(i)	Any person interested in making an offer to purchase the Debtor’s assets shall comply with these procedures.

(ii)	Only Qualified Bids (as defined below) shall be considered by the Debtor.

(iii)
If the Debtor does not receive a Qualified Bid other than the Asset Purchase Agreement prior to the Bid Deadline (as defined below), then the Purchaser’s offer to acquire the Acquired Assets under the Asset Purchase Agreement shall constitute the highest or otherwise best Qualified Bid (the “Successful Bid”).

(iv)
If the Debtor receives a Qualified Bid other than the Asset Purchase Agreement prior to the Bid Deadline, then the Debtor shall select a Qualified Bid as the Successful Bid after the Debtor has conducted an Auction (as defined below) and considered, among other things, the total consideration to be received by its estate as well as other financial and contractual terms relevant to the proposed Sale, including those factors affecting the speed and certainty of consummating the proposed Sale.

(v)
Upon failure to consummate the proposed Sale because of a breach on the part of the Successful Bidder after an Order entered at the Sale Hearing, the Debtor shall be permitted to select the next highest or otherwise best bid to be the Successful Bid and to consummate such transaction without further Order of the Bankruptcy Court.

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(vi)
The Good Faith Deposits of the Successful Bidder and the second highest bidder at the Auction (the “Back-Up Bidder”) shall be held in escrow in an interest-bearing account and all Qualified Bids will remain open, notwithstanding Bankruptcy Court approval of a Sale pursuant to the terms of a Successful Bid by a Qualified Bidder, until the earlier of (1) the closing of the Sale of the Acquired Assets, (2) the date that is 30 days after entry of a Sale Order approving a Sale to the Successful Bidder, or (3) the date that is 35 days after the Auction (the “Return Date”).  Skinny Nutritional LLC’s Bid will remain open, notwithstanding Bankruptcy Court approval of a Sale pursuant to the terms of a Successful Bid by a Qualified Bidder other than Skinny Nutritional LLC, for a period of 10 days after the Auction.  On the Return Date, if the Debtor has not completed a Sale to such bidder, the Debtor shall return the Good Faith Deposit of the Back-Up Bidder, with accrued interest.  The Debtor shall return the Good Faith Deposits of all bidders other than the Successful Bidder and the Back-Up Bidder within two (2) business days after the Auction.

5.           Participation Requirements

Unless otherwise ordered by the Bankruptcy Court for cause shown, in order to participate in the Sale process, each person (a “Potential Purchaser”) shall deliver to the Debtor and its investment banker, SSG Capital Advisors, LLC:

(i)	an executed confidentiality agreement in form and substance satisfactory to the Debtor; and

(ii)
financial disclosures acceptable to the Debtor demonstrating such Potential Purchaser’s ability to close the proposed transaction and to provide adequate assurance of future performance to counterparties to any executory contracts and unexpired leases to be assumed and assigned.

A “Qualified Bidder” is (1) the Purchaser, or (2) a Potential Purchaser that delivers the documents described in subparagraphs 5(i) and (ii) above and that the Debtor determines is reasonably likely (based on the availability of financing, experience and other considerations) to submit a bona fide offer and to be able to consummate the proposed Sale if selected as the Successful Bidder.

The Debtor shall determine whether a Potential Purchaser is a Qualified Bidder and shall provide written notice of its determination to such Potential Purchaser and to each then existing Qualified Bidder.

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6.           Due Diligence

Subject to the Debtor’s receipt of an executed confidentiality agreement in form and substance satisfactory to it, the Debtor shall afford each Potential Purchaser due diligence access to the Acquired Assets.  The Debtor shall not be obligated to furnish any due diligence information after the Bid Deadline.

7.           Bid Deadline and Requirements

A “Qualified Bid” is (1) the Purchaser’s offer to acquire the Acquired Assets pursuant to the Asset Purchase Agreement, or (2) another Qualified Bidder’s offer to acquire the Acquired Assets if such offer was received prior to the Bid Deadline and if such offer included each of the following (collectively, a “Bid Package”):

(i)
An executed copy of an asset purchase agreement (including schedules and exhibits, the “Modified Asset Purchase Agreement”): (a) marked to reflect changes to the Asset Purchase Agreement (b) irrevocable until the earlier of 30 days after the Auction or two business days after a proposed Sale is consummated and (c) for the purchase of substantially all of the Acquired Assets, with no closing conditions other than those set forth in the Asset Purchase Agreement, in exchange for a cash purchase price that exceeds the Purchase Price (as such term is defined in the Asset Purchase Agreement) by at least $250,000 (representing the initial bid increment plus the combined Break-Up Fee and Expense Reimbursement, the “Minimum Cash Amount”).

(ii)	Financial and other information satisfactory to the Debtor setting forth adequate assurance of future performance under section 365 of the Bankruptcy Code, with respect to any Assumed Contracts.

(iii)
A good faith cash deposit (the “Good Faith Deposit”) in the amount of $150,000 in the form of a wire transfer (or other form acceptable to the Debtor in its sole discretion) payable to such party as the Debtor may determine, which Good Faith Deposit shall be held in escrow by the Debtor pending its use in accordance with these Bid Procedures or the Return Date.

(iv)	A written statement that the bid is not conditioned on (a) obtaining financing or other financing contingencies or (b) the outcome of unperformed due diligence by the bidder.

(v)
If such information is not set forth in the Modified Asset Purchase Agreement, a statement as to whether or not such bidder intends to take an assignment of the LiDestri Agreement and, if not, the consideration to be provided to the Debtor as a result of the resulting LiDestri Liquidated Damages.

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(vi)
A written statement identifying any regulatory approval(s) that is required for the bidder’s proposed acquisition of the Acquired Assets and the anticipated time frame for the filing of any requests for such approval(s) and the obtaining of such regulatory approval(s).

In order to be considered, Bid Packages must be received on or before noon, prevailing Eastern Time, on January 8, 2014 (the “Bid Deadline”) and, except as may be instructed otherwise with respect to the Good Faith Deposit, should be delivered to (i)  the Debtor, Skinny Nutritional Corp., 825 Lafayette Road, Bryn Mawr, PA 19010, Attn: Mr. Michael Salaman; and (ii) counsel for the Debtor, Obermayer Rebmann Maxwell & Hippel, LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire; and (iii) investment banker for the Debtor, SSG Capital Advisors, LLC, 300 Barr Harbor Drive, Suite 420, West Conshohocken, PA 19428: Attn: J. Scott Victor.

After the Bid Deadline, the Debtor, and its advisors (including counsel and investment banker), shall determine which Qualifying Bid represents the then highest or otherwise best value to the Debtor (the “Baseline Bid”).  The determination of which Qualified Bid constitutes the Baseline Bid shall take into account any factors the Debtor reasonably deems relevant to the value of the Qualified Bid to the estate, including, inter alia, the following: (i) the amount and nature of the consideration; (ii) the proposed assumption of any liabilities, if any; (iii) the ability of the Qualified Bidder to close the proposed transaction; (iv) the proposed closing date and the likelihood, extent and impact of any potential delays in closing; (v) any purchase price adjustments; (vi) the impact of the contemplated transaction on any actual or potential litigation; and (vii) the net economic effect of any changes from the Asset Purchase Agreement, if any, contemplated by the proposed transaction documents (collectively, the “Bid Assessment Criteria”).  At least 24 hours prior to the Auction, the Debtor shall distribute copies of the Baseline Bid to each Qualifying Bidder.

8.           Auction

If the Debtor receives a Qualified Bid other than that of the Purchaser and concludes that any such Qualified Bid is a higher and better bid than the Asset Purchase Agreement, the Debtor will conduct an Auction.  The Auction shall take place at the offices of Obermayer Rebmann Maxwell & Hippel, LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA  19103 on January 10, 2014 commencing at 10:00 a.m., prevailing Eastern Time.  Subject to the “Reservation of Rights” set forth below, the Auction shall be governed by the following procedures:

(i)	Only a Qualified Bidder who has submitted a Qualified Bid (including the Purchaser) shall be eligible to attend and participate at the Auction.

(ii)	Each Qualified Bidder shall be required to verbally confirm that it has not engaged in any collusion with respect to the bidding or the proposed Sale.

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(iii)	The Auction shall begin with the Baseline Bid (which, as a Qualified Bid, will provide for at least the Minimum Cash Amount) and proceed in minimum additional increments of $50,000.00.

(iv)	Each bid at the Auction must meet each of the criteria of a Qualified Bid, other than the requirement that it be received prior to the Bid Deadline.

(v)	All bids shall be placed on the record, which shall either be transcribed or videotaped, and each bidder shall be informed of the terms of the previous bid.

(vi)
The Auction shall continue until there is only one offer that the Debtor, and its advisors (including counsel and investment banker) determines is the Successful Bid.  In determining which Qualified Bid to select as the Successful Bid, the Debtor, and its advisors (including counsel and investment banker) may consider, among other things, (1) the amount of the purchase price; (2) the form of consideration being offered; (3) the likelihood of the Qualified Bidder’s ability to close a transaction and the timing thereof; and (4) the net benefit to the Debtor’s estate and its creditors.  The Debtor shall present the Successful Bid to the Bankruptcy Court for approval at the Sale Hearing.

(vii)
The Debtor, and its advisors (including counsel and investment banker), in its reasonable discretion, may adopt rules for the Auction at or prior to the Auction that, in its reasonable discretion, will better promote the goals of the Auction and that are consistent with any of the provisions of the Bid Procedures Order; provided, however, that the Debtor may not without the consent of the Purchaser modify (1) the dates set for the Bid Deadline, the Auction or the Sale Hearing; (2) the definition of “Minimum Cash Amount” or the requirements with respect to the Baseline Bid in section 8(iii) above, (3) sections 8(i) or 8(iv) above, or (4) the last sentence of section 8(vi) above.

9.           Bid Protections.  Purchaser is entitled to a Break-Up Fee in the amount of $100,000 and an Expense Reimbursement in the amount of $50,000 (including fees and expenses of counsel) incurred by Purchaser in connection with the negotiation, documentation and implementation of the Asset Purchase Agreement and the transactions contemplated hereby.

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10.         Sale Hearing

The Sale Hearing shall take place in the courtroom of Honorable Jean K. FitzSimon in the United States Bankruptcy Court for the Eastern District of Pennsylvania, Robert N.C. Nix Sr. Federal Courthouse, 900 Market Street, Suite 400, Courtroom 3, 2nd Floor, Philadelphia, PA 19107 on January 13, 2014 at 10:00 a.m., prevailing Eastern Time.  With the consent of the Successful Bidder, the Sale Hearing may be adjourned or rescheduled without notice other than by an announcement of the adjourned date at the Sale Hearing or otherwise.  At such Sale Hearing, the Debtor shall present the Successful Bid to the Bankruptcy Court for approval.

11.         Reservation of Rights

In addition to its rights set forth in section 8(vii) above, the Debtor and its advisors (including counsel and investment banker), may modify these Bid Procedures or impose, at or prior to the Auction, additional customary terms and conditions on the proposed Sale of its assets if in its reasonable judgment such modifications would be in the best interest of the Debtor’s estate and promote an open and fair sale process, so long as such modifications and/or additional terms are consistent with the provisions of the Asset Purchase Agreement.

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Exhibit 2

Assumption and Assignment Procedures

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	)	Chapter 11
)
Skinny Nutritional Corp.,	)	Case No. 13-13972 (JKF)
)
Debtor.	)
)

ASSUMPTION AND ASSIGNMENT PROCEDURES

Skinny Nutritional Corp., debtor and debtor-in-possession (the "Debtor"), has filed a chapter 11 case pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") under Case No. 13-13972 (JKF). By expedited motion dated November 15, 2013 (the "Motion"), the Debtor sought, among other things, approval of the process and procedures (the "Bid Procedures") through which it will determine the highest and best offer for the Assets, as defined in the Asset Purchase Agreement (as defined below) (the "Acquired Assets"). On November 22, 2013 the Bankruptcy Court entered its order (the "Bid Procedures Order") which, among other things, approved the Bid Procedures.

On January 13, 2013 as further described in the Bid Procedures, the Motion and the Bid Procedures Order, the Bankruptcy Court shall conduct the Sale Hearing at which the Debtor shall seek entry of the Sale Order authorizing and approving the sale of the Acquired Assets (the "Proposed Sale") to the Purchaser (defined below) or to one or more other Qualified Bidders (defined below) that the Debtor determines to have made the highest and best offer.

On November 15, 2013, the Debtor entered into an asset purchase agreement (the "Asset Purchase Agreement") with Skinny Nutritional LLC (the "Purchaser"), pursuant to which the Purchaser proposes to acquire the Acquired Assets. The transaction contemplated by the Asset Purchase Agreement is subject to competitive bidding and approval by the Bankruptcy Court pursuant to Bankruptcy Code section 363.

Set forth below are the assumption and assignment procedures (the "Assumption & Assignment Procedures") to be employed with respect to the proposed Sale of the Debtors' assets to the Purchaser.

Pursuant to the Motion and section 365 of the Bankruptcy Code, the Debtor requests authority to assume and assign certain executory contracts and unexpired leases (the "Assumed Contracts") to any Successful Bidder and to be relieved of any liability under such Assumed Contracts arising after the closing of the Sale according to the following procedures:

(i)
Within five (5) business days of the entry of the Bid Procedures Order, the Debtor shall file a schedule (the "Contract & Cure Schedule") (a) listing the Assumed Contracts, (b) listing the amount, if any, necessary to pay to cure such Assumed Contracts pursuant to section 365 of the Bankruptcy Code (the "Cure Amounts"), (c) designating which of the Assumed Contracts have been designated for assumption and assignment by the Purchaser, (d) stating that the Purchaser has the right to delete any Assumed Contract initially designated for assumption and assignment from the final list of Assumed Contracts to be assumed and assigned at any time up to three (3) days prior to the Auction, and (e) stating that, in the event a bidder other than the Purchaser is the Successful Bidder, such other party has the right to designate Assumed Contracts for assumption and assignment that may be different than the contracts initially designated by the Purchaser and such Assumed Contracts will be set forth in a supplemental Contract Schedule (the "Supplemental Contract Schedule") to be served and filed within two (2) days after the Auction.

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(ii)
Upon filing the Contract & Cure Schedule, a copy of the Contract & Cure Schedule, the motion of the Debtor to approve the Proposed Sale (the "Sale Motion"), the Motion and all exhibits related thereto, the Auction and Sale Notice, the Bid Procedures Order, the Bid Procedures and these Assumption and Assignment Procedures (collectively, a "Cure Package"), will be served on each of the counterparties to the Assumed Contracts.

(iii)
Any objections ("Assignment Objections") to the assumption and assignment of any Assumed Contract, including, but not limited to, objections relating to adequate assurance of future performance of the Purchaser or to the proposed cure amount set forth in the Contract & Cure Schedule, must be filed with the Bankruptcy Court and served upon counsel for the Debtor, Obermayer Rebmann Maxwell & Hippel, LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire, counsel to the Purchaser, Saul Ewing LLP, Centre Square West, 1500 Market Street, Philadelphia, PA 19102, Attn: Richard T. Frazier, Esquire and Jeffrey C. Hampton, Esquire and the Office of the United States Trustee, 833 Chestnut Street, Suite 500, Philadelphia, PA 19107 no later than January 9, 2014 at 4:00 p.m., prevailing Eastern Time (the "Sale and Assignment Objection Deadline"). Notably, all Assignment Objections based on the Debtor's proposed cure amounts must be filed by the Sale and Assignment Objection Deadline, even if the Successful Bidder at Auction is not the Purchaser. Assignment Objections will be heard at the Sale Hearing unless otherwise agreed to by the applicable parties or ordered by the Court.

(iv)
If the Successful Bidder at Auction is not the Purchaser, Assignment Objections relating only to adequate assurance of future performance shall be filed with the Bankruptcy Court and served upon counsel for the Debtor, Obermayer Rebmann Maxwell & Hippel, LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire, counsel to the Successful Bidder and the Office of the United States Trustee, 833 Chestnut Street, Suite 500, Philadelphia, PA 19107 no later than eleven (11) days after service of the Supplemental Contract Schedule. A hearing to resolve any such objections will be held on a date to be determined.

2

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(v)
Any counterparty to an Assumed Contract failing to file an Assignment Objection by the Sale and Assignment Objection Deadline shall be forever barred from (1) objecting to the Cure Amount set forth on the Contract Schedule with respect to its Assumed Contract; (2) seeking additional amounts arising under its Assumed Contract prior to the Closing from the Debtor, the Purchaser or other Successful Bidder; (3) objecting to the assumption and assignment of its Assumed Contract to the Purchaser; and (4) objecting to the adequate assurance to be provided by the Purchaser.

(vi)
Any counterparty to an Assumed Contract failing to file an Assignment Objection based on a Successful Bidder's adequate assurance within eleven (11) days after service of the Supplemental Contract Schedule shall be forever barred from objecting to the adequate assurance of future performance provided by the Successful Bidder.

(vii)
Except as may otherwise be agreed to by all parties to an Assumed Contract, the cure of any defaults under Assumed Contracts necessary to permit assumption and assignment thereof in accordance with section 365 of the Bankruptcy Code shall be by (1) payment of the undisputed Cure Amount, and/or (2) establishment of a reserve with respect to any disputed Cure Amount. The party responsible for paying Cure Amounts shall be the party set forth in the Asset Purchase Agreement or, if applicable, in an agreement between the Successful Bidder and the Debtor.

3

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Exhibit 3

Auction and Sale Notice

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	)	Chapter 11
)
Skinny Nutritional Corp.,	)	Case No. 13-13972 (JKF)
)
Debtor.	)
)

NOTICE OF AUCTION AND SALE

PLEASE TAKE NOTICE that on November 15, 2013, Skinny Nutritional Corp., the above-captioned debtor and debtor-in-possession (the "Debtor"), filed its Combined Motion For Order (I) Scheduling Expedited Hearing, Reduced Notice Period and Limited Notice; (II) (A) Approving Bid Procedures Relating to the Sale of Debtor's Assets; (B) Scheduling Hearing to Consider Sale and Approving Form and Matter of Notices; (C) Approving Expense Reimbursement Provision and Break-Up Fee; and (D) Granting Related Relief and (III) (A) Authorizing the Sale of Substantially All of the Debtor 's Assets, Free and Clear of Liens, Claims, Encumbrances and Interests, (B) Approving Asset Purchase Agreement, (C) Authorizing The Assumption and Assignment of the Assigned Contracts and (D) Granting Related Relief (the "Sale/Bid Procedures Motion") with the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court"). The Debtor has received a Qualified Bid' from Skinny Nutritional LLC ("Purchaser"), as a stalking horse purchaser. The purchase price for the Acquired Assets is $1,500,000, adjusted upward or downward pursuant to the terms of the Asset Purchase Agreement (as defined below). All parties that may be interested in submitting a bid for substantially all of the Debtor's assets (the "Acquired Assets") or any portion thereof or taking part in the Auction (as defined below) must read carefully the Bid Procedures Order (as defined below).

PLEASE TAKE NOTICE that following a hearing held on November 22, 2013, the Bankruptcy Court entered an Order (A) Approving Bid Procedures Relating to the Sale of Debtor's Assets; (B) Scheduling Hearing to Consider Sale and Approving Form and Matter of Notices; (C) Approving Expense Reimbursement Provision and Break-Up Fee; and (D) Granting Related Relief (the "Bid Procedures Order") and scheduled a hearing to consider that portion of the Sale/Bid Procedures Motion in which the Debtor seeks authority to, among other things, sell substantially all assets, free and clear of all liens, claims, encumbrances and interests for January 13, 2014 at 10:00 a.m. (prevailing Eastern Time) (the "Sale Hearing").

Only those parties that submit Qualified Bids may participate in the Auction (as defined below). If you are interested in determining how to submit a Qualified Bid, you must comply with the terms of the Bid Procedures Order. Any party-in-interest wishing to receive a complete set of the asset purchase agreement, the Sale/Bid Procedures Motion and the Bid Procedures Order may do so free of charge upon request to the undersigned.

1        Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed them in the Bid Procedures Motion and/or the Bid Procedures.

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In order to be considered, Bid Packages must be received on or before noon, prevailing Eastern Time, on January 8, 2014 (the "Bid Deadline") and, except as may be instructed otherwise with respect to the Good Faith Deposit, should be delivered to (i) the Debtor, Skinny Nutritional Corp., 825 Lafayette Road, Bryn Mawr, PA 19010; (ii) counsel for the Debtor, Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire; and (iii) investment banker for the Debtor, SSG Capital Advisors, LLC, 300 Bar Harbor Drive, Suite 420, West Conshohocken, PA 19428: Attn: J. Scott Victor.

If a Qualified Bid is received by the Bid Deadline, an auction (the "Auction") with respect to a contemplated transaction shall take place on January 10, 2014 at 10:00 a.m. (prevailing Eastern Time) at Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103. If, however, no such Qualified Bid is received by the Bid Deadline, then the Auction will not be held, the Purchaser will be deemed the Successful Bidder, the asset purchase agreement with the Purchaser (the "Asset Purchase Agreement") will be the Successful Bid and, at the Sale Hearing, the Debtor will seek approval of and authority to consummate the transaction contemplated by the Asset Purchase Agreement.

Only a Qualified Bidder who has submitted a Qualified Bid will be eligible to participate in the Auction. Only the authorized representatives of each of the Qualified Bidders and the Debtor shall be permitted to attend the Auction. At the Auction, Qualified Bidders will be permitted to increase their bids. The bidding at the Auction shall start at the Baseline Bid as disclosed to all Qualified Bidders prior to commencement of the Auction, and continue in increments of $50,000.00 (the "Minimum Overbid Increment"). The highest and otherwise best Qualified Bid shall be determined by the Debtor in its discretion.

At the Sale Hearing, the Debtor will present the Successful Bid to the Bankruptcy Court for approval. The Debtor will sell the Acquired Assets to the Successful Bidder or to the Purchaser in accordance with the Asset Purchase Agreement, if a higher and otherwise better Qualified Bid is not received and accepted as the Successful Bid. If the Successful Bidder fails to consummate an approved Sale because of a breach or failure to perform on the part of the Successful Bidder, the next highest and otherwise best Qualified Bid, as approved at the Sale Hearing, shall be deemed to be the Successful Bid and the Debtor shall be authorized to effect such a Sale without further order of the Bankruptcy Court.

If you seek to object to the sale of the Acquired Assets or any portion thereof, you must comply with the terms for making such objections as set forth in the Sale/Bid Procedures Motion and the Bid Procedures Order. Such objections must be filed with the Bankruptcy Court and served on the parties set forth in the Bid Procedures Order. If any party fails to timely file and serve an objection in accordance with the Bid Procedures Order, the Bankruptcy Court may disregard such objection. Any party seeking copies of the Sale/Bid Procedures Motion and Bid Procedures Order may receive copies by contacting Edmond M. George, counsel for the Debtor, (a) by telephone at (215) 665-3140, (b) by electronic mail at edmond.george@obermayer.com, or

2

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(c) by mail to Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire.

Dated: , 2013	OBERMAYER REBMANN MAXWELL & HIPPEL LLP

Edmond M. George, Esquire One Penn Center, Suite 1900 1617 John F. Kennedy Boulevard Philadelphia, PA 19103 (215) 665-3140 (telephone) (215) 795-8843 (fax) Edmond.george@obermayer.com

Counsel for Debtor

3

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Exhibit 4

Cure Notice

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	)	Chapter 11
)
Skinny Nutritional Corp.,	)	Case No. 13-13972 (JKF)
)
Debtor.	)
)

NOTICE OF PROPOSED ASSUMPTION AND ASSIGNMENT
OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

PLEASE TAKE NOTICE that on November 22, 2013, the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") entered its Order (A) Approving Bid Procedures Relating to the Sale of Debtor's Assets; (B) Scheduling Hearing to Consider Sale and Approving Form and Matter of Notices; (C) Approving Expense Reimbursement Provision and Break-Up Fee; and (D) Granting Related Relief (the "Bid Procedures Order"), pursuant to which the Bankruptcy Court approved bid procedures in connection with the above-captioned debtor's (the "Debtor") motion to sell substantially all of its assets to Skinny Nutritional LLC (the "Purchaser") or the successful purchaser of the Debtor's assets at auction (the "Successful Bidder").

PLEASE TAKE FURTHER NOTICE that the hearing on the Combined Motion For Order (I)(A) Approving Bid Procedures Relating to the Sale of Debtor's Assets; (B) Scheduling Hearing to Consider Sale and Approving Form and Matter of Notices; (C) Approving Expense Reimbursement Provision and Break-Up Fee; and (D) Granting Related Relief and (II)(A) Authorizing the Sale of Substantially All of the Debtor's Assets, Free and Clear of Liens, Claims, Encumbrances and Interests, (B) Approving Asset Purchase Agreement, (C) Authorizing the Assumption and Assignment of the Assigned Contracts and (D) Granting Related Relief (the "Sale Motion") has been set for January 13, 2014 at 10:00 a.m. (prevailing Eastern time) before the Honorable Jean K. FitzSimon in the United States Bankruptcy Court for the Eastern District of Pennsylvania, Robert N.C. Nix Sr. Federal Courthouse, 900 Market Street, Suite 400, Courtroom 3, 2nd Floor, Philadelphia, PA 19107. Pursuant to the Sale Motion, the Debtor seeks, inter alia, the approval of the Bankruptcy Court for the sale of substantially all of the Debtor's assets (the "Acquired Assets"), including the assumption and assignment of various executory contracts and unexpired leases (the "Assumed Contracts").

PLEASE TAKE FURTHER NOTICE that each of the executory contracts and unexpired leases that the Debtor may seek to assume and assign to the Successful Bidder are listed on Exhibit "A." Those agreements designated by the Purchaser as Assumed Contracts are identified on Exhibit "A" (the "Purchaser Designated Contracts").

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PLEASE TAKE FURTHER NOTICE that the "Cure Amounts" included in Exhibit "A" hereto are the amounts that, based on the Debtor's books and records, the Debtor asserts are owed to cure any defaults existing under the Assumed Contracts as of the Petition Date.4

PLEASE TAKE FURTHER NOTICE that (a) the Purchaser may add or remove agreements from the list of Purchaser Designated Contracts; and (b) a Successful Bidder, other than the Purchaser, may designate different agreements for assumption and assignment. Accordingly, the inclusion of any executory contract or unexpired lease on Exhibit "A" hereto is not, and should not be deemed to be, an agreement or acknowledgement by the Successful Bidder that such executory contract or unexpired lease is an Assumed Contract.

PLEASE TAKE FURTHER NOTICE that attached hereto as Exhibit "B" is information with respect to the Purchaser's adequate assurance of future performance under any Assumed Contracts. The Debtor and the Purchaser further reserve the right to present additional information with respect to the Purchaser's adequate assurance of future performance.

PLEASE TAKE FURTHER NOTICE that if you object to the assumption and assignment of your Assumed Contract, disagree with the Cure Amounts shown for the Assumed Contracts or object to the Purchaser's ability to provide adequate assurance, you must file an objection in writing with the Bankruptcy Court on or before 4:00 p.m. (prevailing Eastern Time) on January 9, 2014 and serve such objection so that it is actually received by the following parties as of that date: (i) counsel for the Debtor, Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire; (ii) the Office of the United States Trustee, 833 Chestnut Street, Suite 500, Philadelphia, PA 19107; and (iii) counsel to the Purchaser, Saul Ewing LLP, Centre Square West, 1500 Market Street, Philadelphia, PA 19102, Attn: Richard T. Frazier, Esquire and Jeffrey C. Hampton, Esquire. If you timely file an objection that you are unable to consensually resolve with the Debtor, such objection will be heard by the Bankruptcy Court at the hearing on the Sale Motion.

PLEASE TAKE FURTHER NOTICE that any and all objections based on the proposed Cure Amounts must be filed by the deadline set forth above, even if the Purchaser is not the Successful Bidder at Auction.

PLEASE TAKE FURTHER NOTICE THAT IF YOU DO NOT TIMELY FILE AND SERVE AN OBJECTION AS STATED ABOVE, THE COURT MAY GRANT THE RELIEF REQUESTED IN THE SALE MOTION WITHOUT FURTHER NOTICE. ANY NON-DEBTOR PARTY TO ANY ASSUMED CONTRACTS WHO DOES NOT TIMELY OBJECT TO THE CURE AMOUNTS FOR SUCH ASSUMED EXECUTORY CONTRACT IS DEEMED TO HAVE CONSENTED TO SUCH CURE COSTS, AS WELL AS THE ADEQUATE ASSURANCE OF FUTURE PERFORMANCE PROVIDED BY THE PURCHASER.

4      Your receipt of this notice does not constitute an admission by the Debtor that your agreement in fact constitutes an executory contract or unexpired lease under section 365 of the Bankruptcy Code, and the Debtor expressly reserves the right to challenge the status of any agreement up until the time of the hearing on the Sale Motion (the "Sale Hearing").

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PLEASE TAKE FURTHER NOTICE that in the event the Purchaser is not the Successful Bidder, within two (2) days after the Auction, the Debtor will file a supplemental notice (the "Supplemental Contract Notice") containing the executory contracts and unexpired leases that the Debtor seeks to assume and assign to the Successful Bidder. Such notice will also contain (a) adequate assurance information with regards to the Successful Bidder and (b) the deadline for parties to object to the proposed assumption and assignment on adequate assurance grounds. Only objections based on the Successful Bidder's adequate assurance may be filed in response to the Supplemental Contract Notice, to the extent applicable.

PLEASE TAKE FURTHER NOTICE that all requests for information concerning the Bid Procedures Order or the Sale Motion should be in a writing directed to Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire or edmond.george@obermayer.com.

Dated: , 2013	OBERMAYER REBMANN MAXWELL & HIPPEL LLP

Edmond M. George, Esquire One Penn Center, Suite 1900 1617 John F. Kennedy Boulevard Philadelphia, PA 19103 (215) 665-3140 (telephone) (215) 795-8843 (fax) Edmond.george@obermayer.com

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EXHIBIT "A"

Contracts/Leases to be Assumed and Assigned1

Non-Debtor Party and Address	Debtor Party	Contract/Lease	Date	Cure Amount	Purchaser Designated Contract

1      The Debtor reserves the right to amend this Exhibit.

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EXHIBIT "B"

Buyer's Adequate Assurance

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Exhibit 5

Supplemental Contract Notice

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	)	Chapter 11
)
Skinny Nutritional Corp.,	)	Case No. 13-13972 (JKF)
)
Debtor.	)
)

SUPPLEMENTAL NOTICE OF PROPOSED ASSUMPTION AND
ASSIGNMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

PLEASE TAKE NOTICE that on November 22, 2013, the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") entered its Order (A) Approving Bid Procedures Relating to the Sale of Debtor's Assets; (B) Scheduling Hearing to Consider Sale and Approving Form and Matter of Notices; (C) Approving Expense Reimbursement Provision and Break-Up Fee; and (D) Granting Related Relief (the "Bid Procedures Order") pursuant to which the Bankruptcy Court approved bid procedures in connection with the above-captioned debtor's (the "Debtor") motion to sell substantially all of its assets (the "Sale Motion") to  or the successful purchaser of the Debtor's assets at auction (the "Successful Bidder"). An auction was thereafter held on  , 201_ after which                          (the "Buyer") was determined to be the Successful Bidder.

PLEASE TAKE FURTHER NOTICE that the hearing on the Sale Motion has been set for                            , 201_ at .m. (prevailing Eastern Time) before the Honorable Jean K. FitzSimon in the United States Bankruptcy Court for the Eastern District of Pennsylvania, Robert N.C. Nix Sr. Federal Courthouse, 900 Market Street, Suite 400, Courtroom 3, 2nd Floor, Philadelphia, PA 19107. Pursuant to the Sale Motion, the Debtor seeks, inter alia, the approval of the Bankruptcy Court for the sale of substantially all of the Debtor's assets (the "Acquired Assets"), including the assumption and assignment of various executory contracts and unexpired leases (the "Assumed Contracts").

PLEASE TAKE FURTHER NOTICE that each of the Assumed Contracts proposed to be assumed by the Debtor and assigned to the Buyer are listed on Exhibit "A" hereto.'

PLEASE TAKE FURTHER NOTICE that the Buyer may include, remove or exclude certain agreements from the list of Assumed Contracts by providing written notice to the Debtor and the affected counterparty prior to the Supplemental Sale Hearing (as defined below). Accordingly, the inclusion of any executory contract or unexpired lease on Exhibit "A" hereto is not, and should not be deemed to be, an agreement or acknowledgement by the Buyer that such executory contract or unexpired lease is an Assumed Contract.

1        Your receipt of this notice does not constitute an admission by the Debtor that your agreement in fact constitutes an executory contract or unexpired lease under section 365 of the Bankruptcy Code.

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PLEASE TAKE FURTHER NOTICE that attached hereto as Exhibit "B" is information with respect to the Buyer's adequate assurance of future performance under any Assumed Contracts. The Debtor and the Buyer further reserve the right to present additional information with respect to the Buyer's adequate assurance of future performance.

PLEASE TAKE FURTHER NOTICE that if you object to the adequate assurance of future performance provided by the Buyer, you must file an objection in writing with the Court on or before 4:00 p.m. (prevailing Eastern Time) on the date that is eleven (11) days from the date of this notice, and serve such objection so that it is actually received by the following parties as of that date: (i) counsel for the Debtor, Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire; (ii) the Office of the United States Trustee, 833 Chestnut Street, Suite 500, Philadelphia, PA 19107; and (iii) counsel to the Buyer. If you timely file an objection that you are unable to consensually resolve with the Debtor, such objection will be heard by the Court on                          , 201 at      . m. (prevailing Eastern time) (the "Supplemental Sale Hearing").

PLEASE TAKE FURTHER NOTICE that only objections based on the Buyer's proposed adequate assurance may be filed in response to this notice. The deadline to object to the Cure Amounts shown on Exhibit "A" was and thus any such objections not timely filed have been waived.

PLEASE TAKE FURTHER NOTICE THAT IF YOU DO NOT TIMELY FILE AND SERVE AN OBJECTION AS STATED ABOVE, THE COURT SHALL DEEM THAT YOU HAVE CONSENTED TO THE ADEQUATE ASSURANCE OF FUTURE PERFORMANCE PROVIDED BY THE BUYER.

PLEASE TAKE FURTHER NOTICE that all requests for information concerning the Bid Procedures Order or the Sale Motion should be in a writing directed to Obermayer Rebmann Maxwell & Hippel LLP, 1617 John F. Kennedy Boulevard, One Penn Center, Suite 1900, Philadelphia, PA 19103, Attn: Edmond M. George, Esquire or edmond.george@obermayer.com.

Dated: , 2013	OBERMAYER REBMANN MAXWELL & HIPPEL LLP

Edmond M. George, Esquire One Penn Center, Suite 1900 1617 John F. Kennedy Boulevard Philadelphia, PA 19103 (215) 665-3140 (telephone) (215) 795-8843 (fax)

Counsel for Debtor

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EXHIBIT "A"

Contracts/Leases to be Assumed and Assianed1

Non-Debtor Party and Address	Debtor Party	Contract/Lease	Date	Cure Amount

1      The Debtor reserves the right to amend this Exhibit.

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EXHIBIT "B"

Buyer's Adequate Assurance